UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C.  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

February 18, 2011
Date of Report (Date of earliest event reported)

US 1 Industries, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Indiana
(State or Other Jurisdiction of Incorporation)

1-8129	95-3585609
(Commission File Number)	(IRS Employer Identification No.)

336 W. US 30, Valparaiso, Indiana	46385
(Address of Principal Executive Offices)	(Zip Code)

(219) 476-1300
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

US 1 Industries, Inc., an Indiana corporation (the “Company”), has entered into an Agreement and Plan of Merger, dated as of February 18, 2011 (the “Merger Agreement”) with Trucking Investment Co. Inc., an Indiana corporation (“TIC”), US 1 Merger Corp., an Indiana corporation and direct, wholly-owned subsidiary of TIC (“Merger Sub”), Harold E. Antonson (“Antonson”) and Michael E. Kibler (“Kibler”). At the effective time of the Merger, TIC will be directly owned by Antonson (the Chief Financial Officer of the Company and member of the Board of Directors of the Company) and Kibler (the President and Chief Executive Officer of the Company and member of the Board of Directors of the Company – the Company shareholders who have previously submitted proposals to the Company’s Board of Directors (the “Board”) to take the Company private.

The Merger Agreement provides that Merger Sub will be merged with and into the Company, with the Company continuing as the surviving corporation as a direct, wholly-owned subsidiary of TIC (the “Merger”), and that each issued and outstanding share of Company Common Stock immediately prior to the effective time of the Merger (other than shares owned by the Company, TIC, Merger Sub and shares owned by shareholders who have perfected and not withdrawn a demand for appraisal rights under Indiana law) will automatically be canceled and converted into the right to receive $1.43 per share in cash, without interest (the “Merger Consideration”). Options that are issued and outstanding immediately prior to the effective time of the Merger will be canceled and converted into the right to receive cash.

The Company expects that the closing of the Merger will occur in the second quarter of 2011, subject to regulatory approvals and other customary closing conditions, including TIC obtaining debt financing on the terms set forth in the debt financing commitment letter it has received and the adoption of the Merger Agreement and approval of the Merger by the holders of a majority of the issued and outstanding shares of Company Common Stock.  TIC has been advised by US Bancorp that it believes that it will be able to fund the purchase price for the shares that are acquired. The Merger Agreement contains a “no-shop” provision, which restricts the Company’s ability to solicit, discuss or negotiate competing proposals.

An independent committee of the Company’s Board, consisting of certain members of the Company’s Board who are not members of the management or affiliates of TIC (the “Special Committee”), unanimously approved the Merger Agreement, determined that the Merger Agreement and the Merger were advisable, fair to and in the best interest of the Company’s shareholders, and recommend that the Company’s shareholders vote for the adoption of the Merger Agreement and approval of the Merger.  In determining the Merger Consideration, the Board received a third-party valuation from its financial advisor and will receive a fairness opinion from the firm performing this valuation. The Merger Agreement and the transactions contemplated by the Merger Agreement were also unanimously approved by the Company’s Board.

Messrs. Antonson and Kibler collectively beneficially own, in the aggregate, approximately 7,920,892 shares of Company Common Stock, representing approximately 53% of the outstanding shares of Company Common Stock. Messrs. Antonson and Kibler have entered into a shareholder voting agreement with TIC (the “Voting Agreement”), pursuant to which they have agreed to vote all of their shares of Company Common Stock in favor of the Merger and adoption of the Merger Agreement. The Voting Agreement automatically terminates upon the termination of the Merger Agreement. Messrs. Antonson and Kibler have also entered into a contribution agreement with TIC (the “Contribution Agreement”) pursuant to which they have agreed to contribute all of their shares of Company Common Stock in exchange for shares of the common stock of TIC in lieu of receiving the cash Merger Consideration for such shares. The Contribution Agreement automatically terminates upon the termination of the Merger Agreement.

The foregoing summary of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and incorporated herein by reference. The Merger Agreement has been included to provide investors and shareholders with information regarding its terms. It is not intended to provide any factual information about the Company. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement and as of specific dates set forth therein, were solely for the benefit of the parties to the Merger Agreement and may be subject to limitations agreed upon by the contracting parties. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of the Company, TIC, Merger Sub, Antonson or Kibler or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosure.

Important Additional Information

In connection with the proposed Merger, the Company plans to file a proxy statement with the Securities and Exchange Commission (“SEC”) relating to the solicitation of proxies from its shareholders in connection with a special meeting of shareholders of the Company to be held for the purpose of voting on the adoption of the Merger Agreement and approval of the Merger. Before making any voting decision with respect to the proposed transaction, investors and security holders are urged to read the proxy statement and other relevant materials when they become available because they will contain important information about the proposed transaction. The proxy statement (when available) and any other documents filed by the Company with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov or from the Company by directing a request to US 1 Industries, Inc., 336 West US 30, Suite 201, Valparaiso, Indiana  46385, Attn: Secretary; telephone (219) 476-1300.

The Company and its executive officers, directors and other members of its management and employees may be deemed to be participants in the solicitation of proxies from the Company’s shareholders with respect to the proposed Merger. Information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other relevant materials to be filed with the SEC. Information regarding the Company’s directors and executive officers is available in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009. The proxy statement (when available) and any other documents filed by the Company with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov or from the Company by directing a request to US 1 Industries, Inc., 336 West US 30, Suite 201, Valparaiso, Indiana  46385, Attn: Secretary; telephone (219) 476-1300.

Forward Looking Information

Certain statements made in this Current Report on Form 8-K are forward-looking , including statements that assume the successful completion of the Merger, and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements convey our current expectations or forecast future events. All statements contained in this Form 8-K, other than statements of historical fact, may be considered forward-looking statements. The words “may,” “continue,” “estimate,” “intend,” “plan,” “will,” “believe,” “project,” “expect,” “anticipate” and similar expressions generally identify forward-looking statements but the absence of these words does not necessarily mean that a statement is not forward-looking. Forward-looking statements are not guarantees of future performance and involve risks and uncertainties that may cause actual results to differ materially from those statements. These risks and uncertainties include, but are not limited to, the risk that the Company’s shareholders do not adopt the Merger Agreement and approve the Merger and the risk that the Merger is not consummated for other reasons. For a discussion of these and further risks and uncertainties, please see our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2009. We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information that we file at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C., 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Our public filings with the SEC also are available at the website maintained by the SEC at www.sec.gov.

Item 9.01 Financial Statements and Exhibits.

2.1	Agreement and Plan of Merger, dated February 18, 2011, by and among TruckingInvestment Co. Inc., US 1 Merger Corp., US 1 Industries, Inc., Harold E. Antonson andMichael E. Kibler

99.1	Press Release dated February 18, 2011*
________________________________________

* The information contained in Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation by reference language in any filing.

SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US 1 Industries, Inc.

By:	/s/Michael E. Kibler
Michael E. Kibler
President and Chief Executive Officer

Dated:  February 18, 2011

EXHIBIT INDEX

Exhibit
Number	Description

2.1	Agreement and Plan of Merger, dated February 18, 2011, by and among Trucking Investment Co. Inc., US 1 Merger Corp., US 1 Industries, Inc., Harold E. Antonson and Michael E. Kibler*
99.1*	Press release dated February 18, 2011.

*
The information contained in Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation by reference language in any filing.